ASSET MANAGEMENT FUND

SUPPLEMENT DATED FEBRUARY 22, 2008
TO PROSPECTUS DATED MARCH 1, 2007

The following language is added to the “Exchanges” section beginning on page 27 of the Prospectus:

The availability of the exchange privilege is subject to the purchase and redemption policies and current operating practices of each Fund.  For example, a shareholder may not exchange into a Fund that is closed to purchases and a shareholder may not exchange out of a Fund that is currently satisfying redemptions under the redemption in kind provisions.

ASSET MANAGEMENT FUND
230 W. Monroe Street
Chicago, Illinois 60606